UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Crinetics Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting  to be held on June 19, 2020 for Crinetics Pharmaceuticals, Inc.  This communication is not a form for voting and presents only an overview of the more complete proxy materials that are  available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy  materials before voting. To view the proxy materials, go to www.proxydocs.com/CRNX.To submit your proxy while visiting this  site, you will need the 12 digit control number in the box below.  Under United States Securities and Exchange  Commission rules, proxy materials do not have  to be delivered in paper. Proxy materials can  be distributed by making them available on the  Internet. We have chosen to use these procedures  for our 2020 Annual Meeting and need YOUR  participation.  If you want to receive a paper or e-mail copy of  the proxy materials, you must request one. There  is no charge to you for requesting a copy. In order  to receive a paper package in time for this year’s  annual meeting, please make this request on or  before June 11, 2020.  For a Convenient Way to VIEW Proxy Materials  _ and _  VOTE Online go to: www.proxydocs.com/CRNX   Proxy Materials Available to View or Receive:  1. Proxy Statement 2. Annual Report  Printed materials may be requested by one of the following methods:   *E-MAIL  paper@investorelections.com  INTERNET  www.investorelections.com/CRNX  TELEPHONE  (866) 648-8133  * If requesting material by e-mail, please send  a blank e-mail with the 12 digit control number  (located below) in the subject line. No other  requests, instructions or other inquiries should be  included with your e-mail requesting material.   You must use the 12 digit control number  located in the shaded gray box below.  ACCOUNT NO.  SHARES  Company Notice of Annual Meeting  Date: Friday, June 19, 2020  Time: 8:00 a.m. (Pacific Time)  Place: Annual Meeting to be held live via the Internet - please visit  www.proxydocs.com/CRNX for more details   The purpose of the Annual Meeting is to take action on the following proposals:  The Board of Directors recommends that you vote “FOR” the following nominees for director in Proposal 1.  1. Election of Class II Directors   Nominees 01 Weston Nichols, Ph.D.   02 Stephanie S. Okey, M.S.  The Board of Directors recommends that you vote “FOR” Proposal 2.  2. To consider and vote upon the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal  year ending December 31, 2020.  Attending and Voting Online During the Meeting: The annual meeting will be a virtual meeting. Stockholders will have the ability to attend the virtual  meeting and vote online during the meeting. You will need your 12 digit control number set forth in the box above in order to attend the meeting and vote  online. In order to participate in the annual meeting, you must register at www.proxydocs.com/CRNX prior to the deadline of June 17, 2020, at 5:00 p.m.  Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access  to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your proxy card, this notice and/or voting  authorization form and subsequent instructions that will be delivered to you via email.